UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 14, 2006

MFRI, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18370	36-3922969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7720 Lehigh Avenue, Niles, Illinois	60714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-966-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On April 14, 2006, the Audit Committee of the Board of Directors of the registrant concluded, upon recommendation of the registrant’s management and in consultation with Grant Thornton LLP, the registrant’s independent registered public accountants, that the registrant’s interim period financial statements for each of the previously reported fiscal quarters in 2005 should no longer be relied upon and that such financial statements should be restated to correct certain errors. The restatements are to correct errors in accounting for inventories using an Enterprise Resources Planning system installed in December 2004 at the registrant’s subsidiary Midwesco Filter Resources, Inc. (“Midwesco Filter”), which errors occurred subsequent to Midwesco Filter’s January 31, 2005 physical inventory, during each of the first three quarters of 2005, and were discovered by registrant’s accounting personnel when analyzing the Midwesco Filter physical inventory as of January 31, 2006. The errors did not affect the quantity of physical inventory, and no restatement for any such period affects the registrant’s sales, cash flows, or business prospects.

The restatements will be effected through amendments of registrant’s first, second and third quarter 2005 Reports on Form 10-Q.

The corrections of previously reported results for Filtration Products and for the total company will reduce previously reported inventories, current assets, and total assets at the ends of the April, July, and October quarters by $110,000, $243,000, and $380,000 respectively; and for the April, July, and October quarters will reduce previously reported income before income taxes by $110,000, $133,000, and $100,000 respectively, net income by $76,000, $92,000 and $69,000 respectively, and earnings per share by a cumulative total of $.04 for the three quarters.

Corrected amounts reported should be as follows (amounts in thousands, except per share data):	April 30, 2005	July 31, 2005	October 31, 2005

Balance sheets:
Inventories	$21,914	$22,008	$21,341
Total assets	$84,942	$89,231	$87,514

Income statements:
Quarter-ended:
Filtration Products:
Gross profit	$3,129	$3,130	$3,176
Income from operations	835	782	758

Consolidated:
Gross profit	$7,867	$9,074	$9,163
Income from operations	604	1,347	1,593
Income before income taxes	314	891	1,153
Net income	218	619	788
Basic earnings per share	0.04	0.12	0.15
Diluted earnings per share	0.04	0.11	0.14

Year-to-date:
Filtration Products:
Gross profit	$3,129	$6,259	$9,435
Income from operations	835	1,617	2,375

Consolidated:
Gross profit	$7,867	$16,941	$26,104
Income from operations	604	1,951	3,544
Income before income taxes	314	1,205	2,359
Net income	218	837	1,625
Basic earnings per share	0.04	0.16	0.31
Diluted earnings per share	0.04	0.15	0.29

Registrant’s management has taken steps to correct transaction processing procedures, accounting controls and reporting controls at Midwesco Filter to prevent recurrence of such errors. Management has also examined controls and procedures at the registrant’s other locations to detect the presence of possible weaknesses similar to those that caused the above errors, and has analyzed the inventory accounts at registrant’s other locations to detect the possible presence of errors similar to those described above. No such weaknesses or errors were detected.

(b) Not applicable.

(c) Not applicable.

Item 7.01 Regulation FD Disclosure.

A copy of registrant’s April 20, 2006 press release announcing the restatement follows.

Press Release

Company:	MFRI, Inc.
Contact:	Michael D. Bennett, Vice President Chief Financial Officer
(847) 966-1000

DUE TO INVENTORY TRANSACTION PROCESSING ERRORS, MFRI REPORTS INTERIM QUARTERS EARNINGS RESTATEMENTS REDUCING PREVIOUSLY REPORTED NINE MONTHS EARNINGS BY 4 CENTS PER SHARE, WITH NO EFFECT ON THE COMPANY’S SALES, CASH FLOWS, OR BUSINESS PROSPECTS.

NILES, IL, April 20, 2006 – MFRI, Inc., (NASDAQ NM: MFRI), a leading manufacturer of custom-designed industrial filtration products, specialty piping systems and industrial process cooling equipment, announced today the discovery of inventory transaction processing errors in its Filtration Products business during the first three quarters of 2005, which will require restatement of its previously reported quarterly earnings and re-filing its reports on Form 10-Q for the quarters ended April 30, July 31, and October 31, 2005.

The restatements are to correct errors in inventory transaction processing using an Enterprise Resources Planning system installed in December 2004 at the company’s Midwesco Filter Resources, Inc. (“Midwesco Filter”) subsidiary. The errors occurred subsequent to Midwesco Filter’s January 31, 2005 physical inventory, during each of the first three quarters of 2005, and were discovered by the company’s accounting personnel when analyzing the Midwesco Filter physical inventory as of January 31, 2006. The company has analyzed the sources and amounts of the errors and will prepare and promptly file restated 10-Q’s. Each of the first three quarters of 2005 will be affected, and the three quarters’ restatements will reduce previously reported net income by a total of $237,000, or 4 cents per share. The errors did not affect the quantity of physical inventory, and none of the restatements affect the company’s sales, cash flows, or business prospects.

“We have strengthened our transaction processing procedures, accounting controls, and reporting controls at Midwesco Filter to prevent recurrence of such errors. We have also examined our controls and procedures at our other locations for the possible presence of weaknesses similar to those that existed at Midwesco Filter, and have analyzed the inventory accounts at our other locations to detect the possible presence of similar errors. We did not detect such weaknesses or errors at our other locations.” said Michael D. Bennett, CFO.

Current report on Form 8-K will be filed today. That report and Forms 10-Q/A for each of the first three quarters of 2005, once filed, will be accessible at http://www.sec.gov/.

Statements and other information contained in this announcement which can be identified by the use of forward-looking terminology such as “anticipate,” “may,” “will,” “expect,” “continue,” “remain,” “intend,” “aim,” “should,” “prospects,” “could,” “future,” “potential,” “believes,” “plans,” “likely,” and “probable,” or the negative thereof or other variations thereon or comparable terminology, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934 as amended, and are subject to the safe harbors created thereby. These statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties include, but are not limited to, economic conditions, market demand and pricing, competitive and cost factors, raw material availability and prices, global interest rates, currency exchange rates, labor relations and other risk factors.

This Form 8-K and contains statements intended as forward-looking statements under the Private Securities Litigation Reform Act of 1995, which are subject to the cautionary statements set forth in Item 7.01 Actual results may vary materially from those described in such forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2006		MFRI, Inc.

	By:	/s/ Michael D. Bennett
Vice President, Secretary and Treasurer
(Principal Financial and Accounting Officer)